EXHIBIT 10.10
INVESTOR RIGHTS AGREEMENT
     This INVESTOR RIGHTS AGREEMENT (this “AGREEMENT”) is entered into as of September 14, 2007, by and among Brookside Technology Holding Corp., a Florida corporation (the “COMPANY”), and Vicis Capital Master Fund (the “SERIES B INVESTOR”).
RECITALS:
     A. Series A Investor has executed and delivered to the Company a Securities Purchase Agreement dated as of even date herewith (the “PURCHASE AGREEMENT”) to purchase Series B Convertible Preferred Stock and Series D Warrants. The Series B Convertible Preferred Stock and Series D Warrants are collectively referred to as the “SECURITIES.”
     B. To induce the Series B Investor to acquire the Securities, the Company hereby agrees that this Agreement shall govern the rights of the Series B Investor and the Company.
     In consideration of the foregoing recitals and for good and other valuable consideration hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1. DEFINITIONS. For purposes of this Agreement:
     “AFFILIATE” means with respect to any individual, corporation, partnership, association, trust, or any other entity (in each case, a “PERSON”), any Person that, directly or indirectly, Controls, is Controlled by, or is under common Control with such Person, including, without limitation, any general partner, executive officer, or director of such Person or any holder of ten percent or more of the outstanding equity or voting power of such Person.
     “CERTIFICATE OF DESIGNATIONS” means the Company’s Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock.
     “CLOSING” means the closing of the sale of Company Securities to the Series B Investor.
     “COMMON STOCK” means shares of the Company’s common stock.
     “CONTROL” means the possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by agreement or otherwise).
     “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     “EXEMPTED SECURITIES” shall have the meaning set forth in the Certificate of Designations.
     “HOLDER” means any Series A Investor owning or having the right to acquire Registerable Securities or any assignee thereof.

     “NEW SECURITIES” means equity securities of the Company, whether now authorized or not, or rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for such equity securities; provided, however, that New Securities shall not include the EXEMPTED SECURITIES.
     “PREFERRED STOCK” means shares of the Company’s preferred stock.
     “REGISTER,” “REGISTERED,” and “REGISTRATION” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.
     “REGISTERABLE SECURITIES THEN OUTSTANDING” means the number of shares determined by adding the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registerable Securities (as defined below in Section 2(a)(i)).
     “SEC” means the United States Securities and Exchange Commission.
     “SEC RULE 144” means Rule 144 promulgated by the SEC under the Securities Act.
     “SEC RULE 144(E)” means Rule 144(e) promulgated by the SEC under the Securities Act.
     “SECURITIES ACT” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
     “SERIES B PREFERRED STOCK” means shares of the Company’s Series B Convertible Preferred Stock.
     “SERIES D WARRANTS” means the Series D Warrants granted to the Series B Investor.
     “SHARES” means shares of capital stock of the Company at any time outstanding, including shares of Preferred Stock and shares of Common Stock issued or issuable upon exercise or conversion, as applicable, of stock options, warrants, or other convertible securities of the Company, in each case, now owned or subsequently acquired by any stockholder, or such stockholder’s successors or assigns.
2. REGISTRATION RIGHTS. The Company covenants and agrees as follows
     a. REGISTRATION RIGHTS UPON COMPLETION OF CLOSING; ADDITIONAL WARRANTS.
          i. The Company hereby agrees to file, at its sole cost and expense, a registration statement on Form SB-2 (or an alternative available form if the Reporting Company is not eligible to file a Form SB-2) (the “REGISTRATION STATEMENT”) with the SEC no later than ninety (90) days after the date of the Final Closing Date (as defined in the Purchase Agreement) the “FILING DEADLINE”), registering the following securities issued by the Company: (i) all shares of Common Stock issued or issuable upon conversion of the SERIES B PREFERRED STOCK; (ii) all shares of Common Stock issued or issuable upon exercise of the Series D Warrants; (iii) all shares of Common Stock issued or issuable pursuant to Section 3(a) below; and (iv) all shares of Common Stock issued or issuable upon exercise of penalty warrants, if any, issued pursuant to Section 2(a)(ii) below (collectively, the “REGISTERABLE SECURITIES”). The Company hereby agrees to use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC within one hundred fifty (150) days after the date of the Closing; provided, however, that if the Company receives a review by, and comments from, the SEC, then such deadline shall be extended by an additional sixty (60) days (as extended, the “EFFECTIVE DATE DEADLINE”).
          ii. If the Company does not file the Registration Statement on or before the Filing Deadline, then, in lieu of monetary damages or specific performance, the Company shall immediately issue to the Series A Investor an additional Series A Warrant exercisable for the number of shares of Common Stock equal to 1.5% of the sum of (i) the number of shares of Common Stock issuable upon conversion of the SERIES B PREFERRED STOCK held by each such Series A Investor, and (ii) the number of shares of Common Stock issuable upon exercise of the Series D Warrants held by each such Series A Investor. In addition, for each subsequent thirty (30) day period after the Filing Deadline that the Registration Statement is not filed, then, in lieu of monetary damages or specific performance, the Company shall issue to Series A Investor an additional Series A Warrant exercisable for the number of shares of Common Stock equal to 1.5% of the sum of (i) the number of shares of Common Stock issuable upon conversion of the SERIES B PREFERRED STOCK held by each such Series A Investor, and (ii) the number of shares of Common Stock issuable upon exercise of the Series D Warrants held by each such Series A Investor; provided, however, that in no event shall the aggregate number of shares of Common Stock issuable upon exercise of the Series D Warrants issued pursuant to this Section 2(a)(ii) exceed nine percent (9.0%) of the Common Stock issuable upon conversion of the SERIES B PREFERRED STOCK and upon exercise of the Series D Warrants originally issued on the date of this Agreement.
          iii. If the Company’s Registration Statement is not declared effective by the SEC by the Effective date Deadline, as provided in Section 2(a)(i) above, then, in lieu of monetary damages or specific performance, the Company shall immediately issue to Series A Investor an additional Series A Warrant exercisable for the number of shares of Common Stock equal to 1.5% of the sum of (i) the number of shares of Common Stock issuable upon conversion of the SERIES B PREFERRED STOCK into Common Stock held by each such Series A Investor, and (ii) the number of shares of Common Stock issuable upon exercise of the Series D Warrants held by each such Series A Investor. In addition, for each subsequent thirty (30) day period after the Effective Date Deadline that the Registration Statement is not declared effective by the SEC, then, in lieu of monetary damages or specific performance, the Company shall issue to Series A Investor an additional Series A Warrant exercisable for the number of shares of Common Stock equal to 1.5% of the sum of (i) the number of shares of Common Stock issuable upon conversion of the SERIES B PREFERRED STOCK held by each such Series A Investor, and (ii) the number of shares of Common Stock issuable upon exercise of the Series D Warrants held by each such Series A Investor; provided, however, that in no event shall the aggregate number of shares of Common Stock issuable upon exercise of the Series D Warrants issued pursuant to this Section 2(a)(iii) exceed nine percent (9.0%) of the Common Stock issuable upon conversion of the SERIES B PREFERRED STOCK and upon exercise of the Series D Warrants originally issued on the date of this Agreement. Issuances under this subparagraph (c) are in addition to any issuance that may occur under subparagraph (b) above. The penalty warrants issuable under subparagraph (b) above and under this subparagraph (c) shall be the sole and exclusive remedy for failure to file the Registration Statement or to have the Registration Statement declared effective.
          iv. Notwithstanding anything to the contrary contained in this Agreement or any other document related hereto, if the SEC reviews a Registration Statement and challenges the Company’s ability to register all of Registrable Securities on such Registration Statement without such offering being categorized as a “primary offering” and/or the selling shareholders listed in such Registration Statement being categorized as “underwriters,” the Company may reduce the number of Registrable Securities included in such Registration Statement to a threshold that avoids such categorizations, and, in such event, such reduction shall not give rise to a breach of this Agreement, the Purchase Agreement or the Warrant or to any liquidated damages or any obligation to issue additional securities, including those obligations to issue additional Series D Warrants pursuant to subsection (ii) and (iii) above. In the event of any such reduction, the Company shall use its commercially reasonable efforts, in compliance with SEC guidance, rules and regulations, and subject to the terms of this Agreement, to register the balance of the Registerable Securities in one or more future Registration Statements. It is acknowledged by the parties hereto that the SEC recently has been taking the position that to avoid such categorizations, the number of Registrable Securities included in a Registration Statement must be less that one-third (1/3) of the outstanding shares owned by parties other than affiliates of the Company, the selling shareholders listed in such Registration Statement and the affiliates of such selling shareholders. In the event of any such reductions, the reduction shall be made pro rata amongst the Investors and the first Registrable Securities to be reduced shall be those issuable upon conversion of the Preferred Stock and the next shares to be reduced shall be those issuable upon exercise of the Series D Warrants.
     b. OBLIGATIONS OF THE COMPANY. Whenever required under this Section 2 to effect the registration of any Registerable Securities, subject to the terms of and any limitations imposed by this Agreement, the Company shall use its commercially reasonable efforts to:
          i. prepare and file with the SEC a registration statement with respect to such Registerable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and keep such registration statement effective until the earlier of (A) the first anniversary of the Final Closing Date and (B) the date all Holders of Registerable Securities can sell such Registerable Securities without restriction within a 180-day period, after which date the Company may withdraw the Registration Statement;
          ii. prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          iii. furnish to the Series B Investor such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request to facilitate the disposition of Registerable Securities owned by them; and
          iv. use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of of up to ten states designated in writing by the majority of the Series B Investor within ten days after the Closing; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.
     c. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registerable Securities of a Holder that such Holder shall furnish to the Company such information regarding itself, the Registerable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registerable Securities.
     d. DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.
     e. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Series B Investor the benefits of SEC Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its commercially reasonable efforts to:
          i. make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;
          ii. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and
          iii. furnish to any Holder, so long as the Series A Investor owns any Registerable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

     f. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registerable Securities pursuant to this Section 2 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities, provided that:
          i. the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and
          ii. such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement.
     g. NO TRADING IN COMMON STOCK UNTIL CERTIFICATE RECEIVED. Series A Investor hereby agrees that, unless the Series A Investor has taken possession of the stock certificate for Common Stock, it or its Affiliates will not:
          i. lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or indirectly dispose of Common Stock not yet received, or
          ii. enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership for Common Stock not yet received.
     h. OBLIGATIONS OF THE SERIES B INVESTOR.
          i. Series A Investor acknowledges that the Company has the right to suspend sales under the Registration Statement when the Company determines in good faith that offers and sales pursuant thereto (a) should not be made by reason of the presence of material undisclosed circumstances or developments, (b) would have an adverse effect on the Company or (c) is otherwise inadvisable; provided that any such suspensions shall not exceed two 90-day periods within any one 12-month period. Series A Investor agrees that, upon receipt of any notice from the Company of any such suspension of the Registration Statement, Series A Investor shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until further notice is received by the Company and/or the Series A Investor’s receipt of copies of the supplemented or amended prospectus from the Company, such prospectus to be forwarded promptly to the Series A Investor by the Company, and, if so directed by the Company, Series A Investor shall deliver to the Company all copies, other than permanent file copies then in such Series A Investor’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.
          ii. As a condition to the inclusion of its Registrable Securities, Series A Investor shall furnish to the Company such information regarding such Series A Investor and the distribution proposed by such Series A Investor as the Company may reasonably request in writing.
          iii. Series A Investor hereby covenants with the Company not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act and any state securities laws to be satisfied and agrees not to make any sale of the Registrable Securities in jurisdictions other than those designated pursuant to Section 2(b).
          iv. Series A Investor acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.
          v. Series A Investor agrees not to take any action with respect to any distribution deemed to be made pursuant to such Registration Statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.
          vi. At the end of the period during which the Company is obligated to keep the Registration Statement current and effective as described above, the Series B Investor of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Series B Investor shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.
          vii. All selling expenses relating to the sale of securities registered by or on behalf of Series B Investor shall be borne by such Series B Investor, including all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Series A Investor.
          viii. Series A Investor agrees to hold the Company and its directors, officers, employees, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by any of them as a result of (i) any misrepresentation made by the Series A Investor contained in this Agreement, (ii) any sale or distribution by the Series A Investor in violation of the Act or any applicable state securities or “blue sky” laws or (iii) any untrue statement of a material fact made by the Series A Investor to the Company, including the information regarding the Series A Investor contained in the registration statement.
3. SERIES B INVESTOR’ RIGHT OF FIRST OFFER; MOST FAVORED NATIONS EXCHANGE.
     a. RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this Section 3(a) and applicable securities laws, if the Company proposes to offer or sell any New Securities within twelve (12) months after the Closing, the Company shall first make an offering of such New Securities to Series A Investor in accordance with the following provisions of this Section 3 (the “RIGHT OF FIRST OFFER”). A Series A Investor shall be entitled to apportion the right of first offer hereby granted to it among itself and its partners, members, and Affiliates in such proportions as it deems appropriate subject to any applicable securities laws limitations and subject to such Persons who acquire New Securities becoming a party to this Agreement.
          i. The Company shall deliver a notice in accordance with the provisions of Section 6(e) hereof (the “OFFER NOTICE”) to each of the Series B Investor stating (i) its bona fide intention to offer such New Securities; (ii) the number of such New Securities to be offered; and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.
          ii. By written notification received by the Company, within ten (10) calendar days after mailing of the Offer Notice, each of the Series B Investor may elect to purchase or obtain, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities that equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the SERIES B PREFERRED STOCK (and any other securities convertible into, or otherwise exercisable or exchangeable for, shares of Common Stock) then held, by such Series A Investor bears to the total number of shares of Common Stock of the Company issued and held, or issuable upon conversion of the SERIES B PREFERRED STOCK then held, by all of the Series B Investor. The Company promptly shall inform in writing Series A Investor that elects to purchase all the shares available to it (each, a “FULLY EXERCISING INVESTOR”) of any other Series A Investor’s failure to do likewise. During the ten (10) day period commencing after receipt of such information, each Fully Exercising Investor shall be entitled to obtain that portion of the New Securities for which Series B Investor were entitled to subscribe but for which the Series B Investor did not subscribe that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of SERIES B PREFERRED STOCK then held, by such Fully Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the SERIES B PREFERRED STOCK then held, by all Fully Exercising Investors who wish to purchase such unsubscribed shares.
          iii. If all New Securities referred to in the Offer Notice are not elected to be purchased or obtained as provided in Section 3(a)(ii) hereof, the Company may, during the ninety (90) day period following the expiration of the period provided in Section 3(a)(ii) hereof, offer the remaining unsubscribed portion of such New Securities (collectively, the “REFUSED SECURITIES”) to any Person(s) at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Series B Investor in accordance with this Section 3(a)
     b. EXPIRATION OF RIGHT OF FIRST OFFER. The Right of First Offer provided to Series A Investor under this Section 3 shall expire, with respect to any shares of Common Stock issued or issuable upon conversion of the SERIES B PREFERRED STOCK (and any other securities convertible into, or otherwise exercisable or exchangeable for, shares of Common Stock), when such shares are sold into the public market pursuant to an effective Registration Statement, such that the Right of First Offer provided hereunder to Series A

Investor shall not be transferable to any purchaser for value who acquires the shares on the public market.
4. MISCELLANEOUS.
     a. TRANSFERS, SUCCESSORS, AND ASSIGNS; JOINDER. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, as may be limited pursuant to this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
     b. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Florida as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Florida, without regard to its principles of conflicts of laws. The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in Hillsborough County, Florida, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that Florida is not the proper venue.
     c. COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document, and all counterparts shall be construed together and shall constitute one instrument. This Agreement may be executed by any party by delivery of a facsimile signature, which signature shall have the same force as an original signature. A facsimile or photocopied signature shall be deemed to be the functional equivalent of an original for all purposes.
     d. HEADINGS. The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.
     e. NOTICES. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth below, or to such address or facsimile number as subsequently modified by written notice given in accordance with this Section 6(e).
All notices to the Company shall be sent to:
Brookside Technology Holdings Corp.
7703 N. Lamar Boulevard
Suite 500

Austin, Texas 78752
Attn: Michael Nole, Chief Executive Officer
Facsimile: (813) 854-1045
If to Series A Investor: 126 East 56th Street
Tower 56, Suite 700
New York, NY 10022
     f. COSTS OF ENFORCEMENT. If any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys’ fees.
     g. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the SERIES B PREFERRED STOCK Then Outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any SERIES B PREFERRED STOCK or Registrable Securities Then Outstanding, each future holder of all such SERIES B PREFERRED STOCK or Registrable Securities, and the Company. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination, or waiver effected in accordance with this Section 6(g) shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition, or provision.
     h. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.
     i. ADDITIONAL INVESTORS. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Company’s SERIES B PREFERRED STOCK after the date hereof, any purchaser of such shares shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and, thereafter, shall be deemed an “Investor” for all purposes hereunder.
     j. DELAYS OR OMISSIONS. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.
[Remainder of this page intentionally left blank; signatures to follow]

[Signature page to Investor Rights Agreement]
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above stated.
Brookside Technology Holding Corp.

By:

Name:

Title:

PURCHASER OF SERIES B PREFERRED STOCK
Vicis Capital Master Fund

By:

Keith Hughes, authorized representative of Vicis Capital LLC and Vicis Capital Master Fund